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                                                                   EXHIBIT 10.70


SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

Borrower:                  Alpha Microsystems
Address:                   2722 South Fairview Street
                           Santa Ana, California 92704

Date:                      February 7, 1996

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995, as amended, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. Modification to Advance Percentage. The section of the Schedule to the Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby amended by replacing the percentage figure of "70%" in clause (ii) of the first paragraph of such section with the percentage figure of "50%".

         2. Modification to Interest Rate. The section of Schedule to the Loan Agreement entitled "Interest Rate (Section 1.2)" is hereby deleted in its entirety and replace with the following:

"Interest Rate (Section 1.2):     A rate equal to the "Prime Rate"
                                  in effect from time to time,
                                  plus 2.50% per annum.  Interest
                                  shall be calculated on the basis
                                  of a 360-day year for the actual
                                  number of days elapsed.  "Prime
                                  Rate" means the rate announced
                                  from time to time by Silicon as
                                  its "prime rate;" it is a base
                                  rate upon which other rates
                                  charged by Silicon are based,
                                  and it is not necessarily the
                                  best rate available at Silicon.
                                  The interest rate applicable to
                                  the Obligations shall change on



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                                  each date there is a change in
                                  the Prime Rate."

         3. Modification to Financial Covenants. The section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby deleted in its entirety and replaced with the following:

"Financial Covenants

      (Section 4.1):        Borrower shall comply with all of the
                            following covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

Quick Asset Ratio:          Borrower shall maintain a ratio of
                            "Quick Assets" to current liabilities
                            of not less than 1.00 to 1.

Tangible Net Worth:         Borrower shall maintain a tangible net
                            worth of not less than $4,700,000.

Debt to Tangible Net
Worth Ratio:                Borrower shall maintain a ratio of total
                            liabilities to tangible net worth of
                            not more than 1.25 to 1.

Profitability:              Borrower shall not incur a loss (after
                            taxes) for the fiscal year ending
                            February 29, 1996 in excess of
                            $1,600,000.  Thereafter, Borrower
                            shall not incur any losses (after
                            taxes) in any fiscal quarter, other
                            than for losses (after taxes) in two
                            fiscal quarters during any fiscal year
                            if the aggregate amount of such losses
                            for such two fiscal quarters does not
                            exceed $250,000.

Definitions:                "Current assets," and "current
                            liabilities" shall have the meanings
                            ascribed to them in accordance with
                            generally accepted accounting
                            principles.

                            "Tangible net worth" means the
                            excess of total assets over total
                            liabilities, determined in
                            accordance with generally accepted
                            accounting


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                            principles, excluding
                            however all assets which would be
                            classified as intangible assets
                            under generally accepted accounting
                            principles, including without
                            limitation goodwill, licenses,
                            patents, trademarks, trade names,
                            copyrights, capitalized software and
                            organizational costs, licences and
                            franchises.

                            "Quick Assets" means cash on hand or
                            on deposit in banks, readily
                            marketable securities issued by the
                            United States, readily marketable
                            commercial paper rated "A-1" by
                            Standard & Poor's Corporation (or a
                            similar rating by a similar rating
                            organization), certificates of
                            deposit and baker's acceptances, and
                            accounts receivable (net of
                            allowance for doubtful accounts).

Deferred Revenues:          For purposes of the above quick asset
                            ratio, deferred revenues shall not be
                            counted as current liabilities.  For
                            purposes of the above debt to tangible
                            net worth ratio, deferred revenues
                            shall not be counted in determining
                            total liabilities but shall be counted
                            in determining tangible net worth for
                            purposes of such ratio.  For all other
                            purposes deferred revenues shall be
                            counted as liabilities in accordance
                            with generally accepted accounting
                            principles.

Subordinated Debt:          "Liabilities" for purposes of
                            foregoing covenants do not include
                            indebtedness which is subordinated to
                            the indebtedness to Silicon under a
                            subordination agreement in form
                            specified by Silicon or by language in
                            the instrument evidencing the
                            indebtedness which is acceptable to
                            Silicon."

         4. Limited Waiver of Certain Financial Covenants. Silicon and Borrower agree that the Borrower's compliance with the Quick Ratio and Tangible Net Worth financial covenants set



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forth in Section 4.1 of the Schedule to Loan Agreement for the months ending
December 31, 1995 and January 31, 1996 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future these covenants or any other provision or term of the Loan Agreement or any related document.

         5. Fee. Borrower shall pay to Silicon a fee in the amount of $5,000, which shall be in addition to interest and all other amounts due Silicon and shall not be refundable.

         6. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         7. General Provisions. This Amendment, the Loan Agreement any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                             Silicon:

ALPHA MICROSYSTEMS                    SILICON VALLEY BANK

By  /s/ MICHAEL J. LOWELL             By  /s/ TERRY BESS
   ----------------------------           ------------------------
   President or Vice President            Assistant Vice President

By  /s/ JOHN GLADE
   ----------------------------
   Secretary or Ass't Secretary

                               Guarantor's Consent

         The undersigned guarantor acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all


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other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue to full force and effect.

                                 ALPHAHEATHCARE, INC.

                                 By:  /s/ MICHAEL J. LOWELL
                                      ------------------------------------------
                                      Chief Financial Officer and Vice President

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